Shore Bancshares Reports Third Quarter and Nine-Month Results

EASTON, Md., Oct. 20, 2016 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $2.411 million or $0.19 per diluted common share for the third quarter of 2016, compared to net income of $2.272 million or $0.18 per diluted common share for the second quarter of 2016, and net income of $1.909 million or $0.15 per diluted common share for the third quarter of 2015. The Company reported net income of $7.1 million or $0.56 per diluted common share for the first nine months of 2016, compared to net income of $4.9 million or $0.39 per diluted common share for the first nine months of 2015.

When comparing the third quarter of 2016 to the second quarter of 2016, the primary reasons for the improved results were due to an increase in net interest income of $275 thousand and lower noninterest expenses of $148 thousand, partially offset by an increase in the provision for credit losses of $230 thousand and lower noninterest income of $34 thousand. When comparing the third quarter of 2016 to the third quarter of 2015, improved results were due to an increase in net interest income of $648 thousand, attributed to significant loan growth between the periods, and higher noninterest income of $102 thousand coupled with lower noninterest expenses of $179 thousand. When comparing the first nine months of 2016 to the first nine months of 2015, improved earnings were due to increases in net interest income of $2.1 million and noninterest income of $811 thousand. Noninterest expenses decreased $479 thousand due to lower FDIC insurance premiums from the removal of the consent order for the former Talbot Bank along with a reduction in internal audit and legal fees.

"We are excited to report improved earnings as well as significant growth in our loan portfolio for the quarter." said Lloyd L. "Scott" Beatty, Jr., president and chief executive officer. "The loan growth experienced in the quarter positions us to potentially meet our goal of 8-10% growth for 2016. We continue to place an extraordinary emphasis on high credit quality standards when originating new loans allowing us to achieve maximum earning potential."

Balance Sheet Review

Total assets were $1.158 billion at September 30, 2016, a $22.7 million, or 2.0%, increase when compared to $1.135 billion at the end of 2015. The increase in total assets was primarily the result of an increase in gross loans of $65.4 million or 8.2%, which was partially funded by decreases in investment securities of $37.4 million.

Total deposits at September 30, 2016 increased $16.8 million, or 1.7%, when compared to December 31, 2015. The increase in total deposits was due to increases in noninterest-bearing and savings deposits of $26.9 million and $19.5 million, respectively, partially offset by a decline in interest-bearing demand deposits of $8.0 million and time deposits of $21.6 million. Total stockholders' equity increased $7.9 million, or 5.4%, when compared to the end of 2015. At September 30, 2016, the ratio of total equity to total assets was 13.37% and the ratio of total tangible equity to total tangible assets was 12.39%, higher than the 12.95% and 11.93%, respectively, at December 31, 2015.

Total assets at September 30, 2016 increased $40.1 million, or 3.6%, when compared to total assets at September 30, 2015. The increase in total assets was primarily due to an increase in gross loans of $83.5 million, or 10.7%. The increase was offset by a decrease in investment securities available for sale of $45.6 million, which was used to partially fund the loan growth. Total deposits increased $32.9 million, or 3.4%, when compared to September 30, 2015. The increase in total deposits were due to increases in non-interest bearing deposits of $35.6 million, money market and savings deposits of $25.0 million, and interest-bearing checking of $10.2 million, partially offset by a decrease in time deposits of $37.9 million. Total stockholders' equity increased $8.9 million, or 6.1%, when compared to September 30, 2015.

Review of Quarterly Financial Results

Net interest income was $9.7 million for the third quarter of 2016, compared to $9.4 million for the second quarter of 2016 and $9.0 million for the third quarter of 2015. The increase in net interest income when compared to the second quarter of 2016 and the third quarter of 2015 were primarily due to higher volumes on loans coupled with lower rates paid on interest-bearing deposits. Although loan volume increased in the third quarter of 2016 compared to the second quarter of 2016, continued downward repricing on loan renewals had a negative impact on loan yields of 6bps, partially offset by lower rates paid on interest-bearing deposits of 3bps, resulting in a net interest margin of 3.54% compared to 3.57%. Net interest margin improved for the third quarter of 2016 compared to the third quarter of 2015, primarily due to lower rates paid on interest-bearing deposits and improved credit quality in the loan portfolio which offset lower yields on loans.

The provision for credit losses was $605 thousand for the three months ended September 30, 2016. The comparable amounts were $375 thousand and $410 thousand for the three months ended June 30, 2016 and September 30, 2015, respectively. The increased level of provision for credit losses when comparing the third quarter of 2016 to the second quarter of 2016 and the third quarter of 2015 was the result of an increase in gross loans of $39.5 million and $83.5 million, respectively. Net charge-offs were $349 thousand for the third quarter of 2016, $326 thousand for the second quarter of 2016 and $229 thousand for the third quarter of 2015. The ratio of annualized net charge-offs to average loans was 0.17% for the third quarter of 2016, 0.16% for the second quarter of 2016 and 0.12% for the third quarter of 2015. The ratio of the allowance for credit losses to period-end loans was 1.00% at September 30, 2016, lower than 1.02% at June 30, 2016 and 1.04% at September 30, 2015, which reflects loan growth and management's assessment of the improved credit quality in the loan portfolio.

At September 30, 2016, nonperforming assets were $13.8 million, a decrease of $1.7 million, or 10.9%, when compared to June 30, 2016. Additionally, accruing troubled debt restructurings ("TDRs") decreased $65 thousand, or less than 1.0% compared to June 30, 2016. When comparing September 30, 2016 to September 30, 2015, nonperforming assets decreased $2.3 million, or 14.2%, and accruing TDRs decreased $3.2 million, or 19.2%. The positive trend in nonperforming assets and TDRs when comparing September 30, 2016 to September 30, 2015 resulted from the Company's continued workout efforts and modest improvement in economic conditions in the Company's market area. The ratio of nonperforming assets to total assets was 1.19%, 1.37% and 1.43% at September 30, 2016, June 30, 2016 and September 30, 2015, respectively. In addition, the ratio of accruing TDRs to total assets at September 30, 2016 was 1.15%, compared to 1.18% at June 30, 2016 and 1.47% at September 30, 2015.

Total noninterest income for the third quarter of 2016 decreased $34 thousand, or less than 1%, when compared to the second quarter of 2016 and increased $102 thousand, or 2.6%, when compared to the third quarter of 2015. The decrease from the second quarter of 2016 was primarily due to a loss on other real estate owned, partially offset by an increase in insurance agency commissions. The increase from the third quarter of 2015 was due to higher service charges and fees on deposit accounts, partially offset by lower insurance agency commissions.

Total noninterest expense for the third quarter of 2016 decreased $148 thousand, or 1.6%, when compared to the second quarter of 2016 and decreased $179 thousand, or 1.9%, when compared to the third quarter of 2015. The decreases in noninterest expenses from the second quarter of 2016 were primarily due to lower than expected FDIC insurance premium expense of $164 thousand, lower legal and professional fees of $169 thousand and a decrease in write-downs of other real estate owned property of $64 thousand. The decrease in FDIC insurance premium expense was the result of a nonrecurring adjustment to the annual assessment in the third quarter of 2016. Legal and professional fees were higher in the second quarter of 2016 when compared to the third quarter of 2016 due to legal expenses incurred in preparation of the consolidation of the former bank subsidiaries. These decreases were partially offset by increased costs in data processing fees and other expenses due to the consolidation of the former bank subsidiaries of $279 thousand. The decreases in noninterest expenses from the third quarter of 2016 compared to the third quarter of 2015 were primarily due to a decline in salaries and wages, reduced FDIC insurance assessments and lower legal and professional expenses.

Review of Nine-Month Financial Results

Net interest income for the first nine months of 2016 was $28.3 million, an increase of 7.8% when compared to the first nine months of 2015. The increase was primarily due to significant growth of average loans of approximately $76.3 million and the shift of average deposits from time deposits to demand and money market accounts offering lower rates. The decrease in the average yield on loans was offset by the transition of lower yielding securities to new loan growth allowing the yield on total earning assets to remain unchanged. The lower rates paid on interest-bearing deposits resulted in an improved net interest margin to 3.54% from 3.43%.

The provisions for credit losses for the nine months ended September 30, 2016 and 2015 were $1.4 million and $1.6 million, respectively, while net charge-offs were $1.1 million and $1.2 million, respectively. The ratio of year-to-date annualized net charge-offs to average loans was 0.19% for the first nine months of 2016 and 0.22% for the first nine months of 2015.

Total noninterest income for the nine months ended September 30, 2016 increased $811 thousand, or 6.9%, when compared to the same period in 2015, primarily due to increases in service charges on deposit accounts of $521 thousand, insurance agency commissions of $240 thousand and other noninterest income of $226 thousand, partially offset by a decline in trust and investment fee income of $206 thousand. The increase in other noninterest income consisted of bank service and loan fees of $197 thousand.

Total noninterest expense for the nine months ended September 30, 2016 decreased $479 thousand, or 1.7%, when compared to the same period in 2015. The decrease was primarily due to a decline in legal and professional fees of $506 thousand and reduced FDIC insurance premiums of $279 thousand, partially offset by an increase in consolidation expenses for the former bank subsidiaries of $362 thousand. The increased legal and professional fees in 2015 were the direct result of management outsourcing its internal audit function which resulted in significant implementation costs. In addition, the lower FDIC insurance premiums over the prior period are the direct result of the upgraded regulatory status and financial performance of the former Talbot Bank of Easton in the second quarter of 2015 and an adjustment of the annual assessment in the third quarter of 2016.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank; one retail insurance producer firm, The Avon-Dixon Agency, LLC ("Avon-Dixon"), with two specialty lines, Elliott Wilson Insurance (Trucking) and Jack Martin Associates (Marine); and an insurance premium finance company, Mubell Finance, LLC ("Mubell"). Shore Bancshares Inc. engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors."

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.						Page 5 of 12
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2016	2015	Change		2016	2015	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$ 9,658	$ 9,010	7.2%		$ 28,284	$ 26,232	7.8%
Provision for credit losses	605	410	47.6		1,430	1,600	(10.6)
Noninterest income	4,007	3,905	2.6		12,589	11,778	6.9
Noninterest expense	9,217	9,396	(1.9)		27,921	28,400	(1.7)
Income before income taxes	3,843	3,109	23.6		11,522	8,010	43.8
Income tax expense	1,432	1,200	19.3		4,379	3,065	42.9
Net income	$ 2,411	$ 1,909	26.3		$ 7,143	$ 4,945	44.4

Return on average assets	0.83%	0.68%	15	bp	0.84%	0.60%	24	bp
Return on average equity	6.23	5.23	100		6.30	4.61	169
Return on average tangible equity (1)	6.86	5.81	105		6.96	5.14	182
Net interest margin	3.54	3.43	11		3.54	3.43	11
Efficiency ratio - GAAP	67.10	72.66	(556)		68.09	74.61	(652)
Efficiency ratio - Non-GAAP (1)	67.00	72.39	(539)		67.90	74.34	(644)

PER SHARE DATA
Basic net income per common share	$ 0.19	$ 0.15	26.7%		$ 0.56	$ 0.39	43.6%
Diluted net income per common share	0.19	0.15	26.7		0.56	0.39	43.6
Dividends paid per common share	0.03	0.02	50.0		0.09	0.02	350.0
Book value per common share at period end	12.23	11.55	5.9
Tangible book value per common share at period end (1)	11.20	10.51	6.6
Market value at period end	11.78	9.72	21.2
Market range:
High	11.95	9.72	22.9		12.59	9.94	26.7
Low	11.32	9.37	20.8		10.23	8.51	20.2

AVERAGE BALANCE SHEET DATA
Loans	$ 836,955	$ 763,306	9.6%		$ 811,747	$ 735,474	10.4%
Investment securities	190,475	230,222	(17.3)		203,226	238,684	(14.9)
Earning assets	1,092,105	1,044,230	4.6		1,073,157	1,024,744	4.7
Assets	1,152,309	1,111,361	3.7		1,135,102	1,094,962	3.7
Deposits	984,940	953,826	3.3		971,161	939,387	3.4
Stockholders' equity	153,985	144,897	6.3		151,438	143,360	5.6

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 349	$ 229	52.4%		$ 1,132	$ 1,197	(5.4)%

Nonaccrual loans	$ 11,490	$ 13,143	(12.6)
Loans 90 days past due and still accruing	64	4	1,500.0
Other real estate owned	2,197	2,884	(23.8)
Total nonperforming assets	13,751	16,031	(14.2)
Accruing troubled debt restructurings (TDRs)	13,273	16,431	(19.2)
Total nonperforming assets and accruing TDRs	$ 27,024	$ 32,462	(16.8)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.37%	13.05%	32	bp
Period-end tangible equity to tangible assets (1)	12.39	12.02	37

Annualized net charge-offs to average loans	0.17	0.12	5		0.19%	0.22%	(3)	bp

Allowance for credit losses as a percent of:
Period-end loans	1.00	1.04	(4)
Nonaccrual loans	74.97	61.61	1,336
Nonperforming assets	62.64	50.51	1,213
Accruing TDRs	64.90	49.28	1,562
Nonperforming assets and accruing TDRs	31.88	24.95	693

As a percent of total loans:
Nonaccrual loans	1.34	1.69	(35)
Accruing TDRs	1.54	2.11	(57)
Nonaccrual loans and accruing TDRs	2.88	3.80	(92)

As a percent of total loans+other real estate owned:
Nonperforming assets	1.59	2.06	(47)
Nonperforming assets and accruing TDRs	3.13	4.16	(103)

As a percent of total assets:
Nonaccrual loans	0.99	1.18	(19)
Nonperforming assets	1.19	1.43	(24)
Accruing TDRs	1.15	1.47	(32)
Nonperforming assets and accruing TDRs	2.34	2.90	(56)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.				Page 6 of 12
Consolidated Balance Sheets
(In thousands, except per share data)

				September 30, 2016	September 30, 2016
	September 30,	December 31,	September 30,	compared to	compared to
	2016	2015	2015	December 31, 2015	September 30, 2015
ASSETS
Cash and due from banks	$ 17,896	$ 15,080	$ 17,401	18.7%	2.8%
Interest-bearing deposits with other banks	57,203	54,223	41,345	5.5	38.4
Federal funds sold	26	4,508	7,430	(99.4)	(99.7)
Cash and cash equivalents	75,125	73,811	66,176	1.8	13.5

Investment securities available for sale (at fair value)	174,788	212,165	220,434	(17.6)	(20.7)
Investment securities held to maturity	3,809	4,191	4,192	(9.1)	(9.1)

Loans	860,553	795,114	777,062	8.2	10.7
Less: allowance for credit losses	(8,614)	(8,316)	(8,098)	3.6	6.4
Loans, net	851,939	786,798	768,964	8.3	10.8

Premises and equipment, net	16,680	16,864	16,958	(1.1)	(1.6)
Goodwill	11,931	11,931	11,931	-	-
Other intangible assets, net	1,112	1,211	1,231	(8.2)	(9.7)
Other real estate owned, net	2,197	4,252	2,884	(48.3)	(23.8)
Other assets	20,285	23,920	25,043	(15.2)	(19.0)

Total assets	$ 1,157,866	$ 1,135,143	$ 1,117,813	2.0	3.6

LIABILITIES
Noninterest-bearing deposits	$ 256,559	$ 229,686	$ 220,945	11.7	16.1
Interest-bearing deposits	735,736	745,778	738,489	(1.3)	(0.4)
Total deposits	992,295	975,464	959,434	1.7	3.4

Short-term borrowings	5,000	6,672	6,480	(25.1)	(22.8)
Accrued expenses and other liabilities	5,736	6,040	6,012	(5.0)	(4.6)
Total liabilities	1,003,031	988,176	971,926	1.5	3.2

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	127	126	126	0.8	0.8
Additional paid in capital	64,129	63,815	63,767	0.5	0.6
Retained earnings	89,102	83,097	81,187	7.2	9.7
Accumulated other comprehensive (loss) income	1,477	(71)	807	2,180.3	83.0
Total stockholders' equity	154,835	146,967	145,887	5.4	6.1

Total liabilities and stockholders' equity	$ 1,157,866	$ 1,135,143	$ 1,117,813	2.0	3.6

Period-end common shares outstanding	12,663	12,631	12,630	0.3	0.3
Book value per common share	$ 12.23	$ 11.64	$ 11.55	5.1	5.9

Shore Bancshares, Inc.					Page 7 of 12
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
	2016	2015	% Change	2016	2015	% Change
INTEREST INCOME
Interest and fees on loans	$ 9,398	$ 8,912	5.5%	$ 27,476	$ 25,984	5.7%
Interest and dividends on investment securities:
Taxable	754	892	(15.5)	2,448	2,748	(10.9)
Tax-exempt	2	2	-	6	8	(25.0)
Interest on federal funds sold	1	1	-	6	2	200.0
Interest on deposits with other banks	81	30	170.0	211	82	157.3
Total interest income	10,236	9,837	4.1	30,147	28,824	4.6

INTEREST EXPENSE
Interest on deposits	574	824	(30.3)	1,852	2,581	(28.2)
Interest on short-term borrowings	4	3	33.3	11	11	-
Total interest expense	578	827	(30.1)	1,863	2,592	(28.1)

NET INTEREST INCOME	9,658	9,010	7.2	28,284	26,232	7.8
Provision for credit losses	605	410	47.6	1,430	1,600	(10.6)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	9,053	8,600	5.3	26,854	24,632	9.0

NONINTEREST INCOME
Service charges on deposit accounts	899	769	16.9	2,582	2,061	25.3
Trust and investment fee income	358	360	(0.6)	1,073	1,279	(16.1)
Investment securities gains	30	-	-	30	-	-
Insurance agency commissions	2,054	2,107	(2.5)	6,754	6,514	3.7
Other noninterest income	666	669	(0.4)	2,150	1,924	11.7
Total noninterest income	4,007	3,905	2.6	12,589	11,778	6.9

NONINTEREST EXPENSE
Salaries and wages	4,346	4,468	(2.7)	13,245	13,174	0.5
Employee benefits	1,009	935	7.9	3,087	3,015	2.4
Occupancy expense	643	600	7.2	1,839	1,837	0.1
Furniture and equipment expense	245	223	9.9	728	711	2.4
Data processing	976	800	22.0	2,639	2,451	7.7
Directors' fees	120	117	2.6	355	356	(0.3)
Amortization of intangible assets	33	34	(2.9)	99	100	(1.0)
FDIC insurance premium expense	104	243	(57.2)	654	933	(29.9)
Write-downs of other real estate owned	2	7	(71.4)	75	88	(14.8)
Legal and professional fees	440	641	(31.4)	1,434	1,940	(26.1)
Other noninterest expenses	1,299	1,328	(2.2)	3,766	3,795	(0.8)
Total noninterest expense	9,217	9,396	(1.9)	27,921	28,400	(1.7)

Income before income taxes	3,843	3,109	23.6	11,522	8,010	43.8
Income tax expense	1,432	1,200	19.3	4,379	3,065	42.9

NET INCOME	$ 2,411	$ 1,909	26.3	$ 7,143	$ 4,945	44.4

Weighted average shares outstanding - basic	12,661	12,630	0.2	12,648	12,627	0.2
Weighted average shares outstanding - diluted	12,676	12,640	0.3	12,663	12,637	0.2

Basic net income per common share	$ 0.19	$ 0.15	26.7	$ 0.56	$ 0.39	43.6
Diluted net income per common share	0.19	0.15	26.7	0.56	0.39	43.6
Dividends paid per common share	0.03	0.02	50.0	0.09	0.02	350.0

Shore Bancshares, Inc.								Page 8 of 12
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2016		2015		2016		2015
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 836,955	4.50%	$ 763,306	4.64%	$ 811,747	4.54%	$ 735,474	4.73%
Investment securities
Taxable	190,265	1.59	229,979	1.55	203,016	1.61	238,316	1.54
Tax-exempt	210	5.30	243	5.01	210	5.30	368	4.39
Federal funds sold	511	0.37	2,341	0.10	2,347	0.34	2,689	0.09
Interest-bearing deposits	64,164	0.50	48,361	0.25	55,837	0.50	47,897	0.23
Total earning assets	1,092,105	3.75%	1,044,230	3.74%	1,073,157	3.77%	1,024,744	3.77%
Cash and due from banks	15,678		17,434		15,554		19,128
Other assets	52,836		57,891		54,850		59,172
Allowance for credit losses	(8,310)		(8,194)		(8,459)		(8,082)
Total assets	$ 1,152,309		$ 1,111,361		$ 1,135,102		$ 1,094,962

Interest-bearing liabilities
Demand deposits	$ 199,116	0.12%	$ 184,471	0.13%	$ 192,803	0.12%	$ 177,633	0.13%
Money market and savings deposits	268,183	0.13	242,830	0.14	262,818	0.13	239,605	0.14
Certificates of deposit $100,000 or more	125,265	0.61	148,617	0.92	129,060	0.67	152,389	0.96
Other time deposits	147,780	0.64	163,224	0.82	151,032	0.68	166,338	0.86
Interest-bearing deposits	740,344	0.31	739,142	0.44	735,713	0.34	735,965	0.47
Short-term borrowings	7,075	0.25	6,501	0.24	6,372	0.24	6,235	0.25
Total interest-bearing liabilities	747,419	0.31%	745,643	0.44%	742,085	0.34%	742,200	0.47%
Noninterest-bearing deposits	244,596		214,684		235,448		203,422
Accrued expenses and other liabilities	6,309		6,137		6,131		5,980
Stockholders' equity	153,985		144,897		151,438		143,360
Total liabilities and stockholders' equity	$ 1,152,309		$ 1,111,361		$ 1,135,102		$ 1,094,962

Net interest spread		3.44%		3.30%		3.43%		3.30%
Net interest margin		3.54%		3.43%		3.54%		3.43%

Shore Bancshares, Inc.								Page 9 of 12
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	3rd quarter	2nd quarter	1st quarter	4th quarter	3rd quarter	3Q 16		3Q 16
	2016	2016	2016	2015	2015	compared to		compared to
	(3Q 16)	(2Q 16)	(1Q 16)	(4Q 15)	(3Q 15)	2Q 16		3Q 15
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 9,730	$ 9,415	$ 9,273	$ 9,315	$ 9,027	3.3%		7.8%
Less: Taxable-equivalent adjustment	72	32	30	22	17	125.0		323.5
Net interest income	9,658	9,383	9,243	9,293	9,010	2.9		7.2
Provision for credit losses	605	375	450	475	410	61.3		47.6
Noninterest income	4,007	4,041	4,541	3,638	3,905	(0.8)		2.6
Noninterest expense	9,217	9,365	9,339	8,950	9,396	(1.6)		(1.9)
Income before income taxes	3,843	3,684	3,995	3,506	3,109	4.3		23.6
Income tax expense	1,432	1,412	1,535	1,343	1,200	1.4		19.3
Net income	$ 2,411	$ 2,272	$ 2,460	$ 2,163	$ 1,909	6.1		26.3

Return on average assets	0.83%	0.81%	0.88%	0.76%	0.68%	2	bp	15	bp
Return on average equity	6.23	6.04	6.64	5.85	5.23	19		100
Return on average tangible equity (1)	6.86	6.67	7.34	6.49	5.81	19		105
Net interest margin	3.54	3.57	3.50	3.45	3.43	(3)		11
Efficiency ratio - GAAP	67.10	69.60	67.61	69.10	72.66	(250)		(556)
Efficiency ratio - Non-GAAP (1)	67.00	69.35	67.37	68.84	72.39	(235)		(539)

PER SHARE DATA
Basic net income per common share	$ 0.19	$ 0.18	$ 0.19	$ 0.17	$ 0.15	5.6%		26.7%
Diluted net income per common share	0.19	0.18	0.19	0.17	0.15	5.6		26.7
Dividends paid per common share	0.03	0.03	0.03	0.02	0.02	-		100.0
Book value per common share at period end	12.23	12.04	11.88	11.64	11.55	1.6		5.9
Tangible book value per common share at period end (1)	11.20	11.00	10.84	10.59	10.51	1.8		6.6
Market value at period end	11.78	11.75	11.98	10.88	9.72	0.3		21.2
Market range:
High	11.95	12.50	12.08	11.00	9.72	(4.4)		22.9
Low	11.32	10.23	11.95	10.64	9.37	10.7		20.8

AVERAGE BALANCE SHEET DATA
Loans	$ 836,955	$ 807,231	$ 790,777	$ 785,572	$ 763,306	3.7%		9.6%
Investment securities	190,475	204,357	214,988	213,307	230,222	(6.8)		(17.3)
Earning assets	1,092,105	1,061,645	1,065,514	1,072,728	1,044,230	2.9		4.6
Assets	1,152,309	1,122,568	1,130,238	1,137,430	1,111,361	2.6		3.7
Deposits	984,940	959,397	968,991	978,049	953,826	2.7		3.3
Stockholders' equity	153,985	151,270	149,032	146,597	144,897	1.8		6.3

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 349	$ 326	$ 457	$ 257	$ 229	7.1%		52.4%

Nonaccrual loans	$ 11,490	$ 13,531	$ 11,925	$ 12,093	$ 13,143	(15.1)		(12.6)
Loans 90 days past due and still accruing	64	6	35	7	4	966.7		1,500.0
Other real estate owned	2,197	1,897	3,896	4,252	2,884	15.8		(23.8)
Total nonperforming assets	$ 13,751	$ 15,434	$ 15,856	$ 16,352	$ 16,031	(10.9)		(14.2)

Accruing troubled debt restructurings (TDRs)	$ 13,273	$ 13,338	$ 14,753	$ 15,495	$ 16,431	(0.5)		(19.2)

Total nonperforming assets and accruing TDRs	$ 27,024	$ 28,772	$ 30,609	$ 31,847	$ 32,462	(6.1)		(16.8)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	13.37%	13.53%	13.27%	12.95%	13.05%	(16)	bp	32	bp
Period-end tangible equity to tangible assets (1)	12.39	12.52	12.25	11.93	12.02	(13)		37

Annualized net charge-offs to average loans	0.17	0.16	0.23	0.13	0.12	1		5

Allowance for credit losses as a percent of:
Period-end loans	1.00	1.02	1.04	1.05	1.04	(2)		(4)
Nonaccrual loans	74.97	61.77	69.68	68.77	61.61	1,320		1,336
Nonperforming assets	62.64	54.15	52.40	50.86	50.51	849		1,213
Accruing TDRs	64.90	62.66	56.32	53.67	49.28	224		1,562
Nonperforming assets and accruing TDRs	31.88	29.05	27.15	26.11	24.95	283		693

As a percent of total loans:
Nonaccrual loans	1.34	1.65	1.49	1.52	1.69	(31)		(35)
Accruing TDRs	1.54	1.62	1.85	1.95	2.11	(8)		(57)
Nonaccrual loans and accruing TDRs	2.88	3.27	3.34	3.47	3.80	(39)		(92)

As a percent of total loans+other real estate owned:
Nonperforming assets	1.59	1.88	1.98	2.05	2.06	(29)		(47)
Nonperforming assets and accruing TDRs	3.13	3.50	3.81	3.98	4.16	(37)		(103)

As a percent of total assets:
Nonaccrual loans	0.99	1.20	1.05	1.07	1.18	(21)		(19)
Nonperforming assets	1.19	1.37	1.40	1.44	1.43	(18)		(24)
Accruing TDRs	1.15	1.18	1.30	1.37	1.47	(3)		(32)
Nonperforming assets and accruing TDRs	2.34	2.55	2.70	2.81	2.90	(21)		(56)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.							Page 10 of 12
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						3Q 16	3Q 16
						compared to	compared to
	3Q 16	2Q 16	1Q 16	4Q 15	3Q 15	2Q 16	3Q 15
INTEREST INCOME
Interest and fees on loans	$ 9,398	$ 9,117	$ 8,961	$ 9,142	$ 8,912	3.1%	5.5%
Interest and dividends on investment securities:
Taxable	754	824	870	854	892	(8.5)	(15.5)
Tax-exempt	2	2	2	2	2	-	-
Interest on federal funds sold	1	2	3	1	1	(50.0)	-
Interest on deposits with other banks	81	58	72	48	30	39.7	170.0
Total interest income	10,236	10,003	9,908	10,047	9,837	2.3	4.1

INTEREST EXPENSE
Interest on deposits	574	617	661	750	824	(7.0)	(30.3)
Interest on short-term borrowings	4	3	4	4	3	33.3	33.3
Total interest expense	578	620	665	754	827	(6.8)	(30.1)

NET INTEREST INCOME	9,658	9,383	9,243	9,293	9,010	2.9	7.2
Provision for credit losses	605	375	450	475	410	61.3	47.6

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	9,053	9,008	8,793	8,818	8,600	0.5	5.3

NONINTEREST INCOME
Service charges on deposit accounts	899	870	813	806	769	3.3	16.9
Trust and investment fee income	358	364	351	348	360	(1.6)	(0.6)
Insurance agency commissions	2,054	1,941	2,759	1,760	2,107	5.8	(2.5)
Other noninterest income	666	866	618	724	669	(23.1)	(0.4)
Total noninterest income	4,007	4,041	4,541	3,638	3,905	(0.8)	2.6

NONINTEREST EXPENSE
Salaries and wages	4,346	4,422	4,477	4,366	4,468	(1.7)	(2.7)
Employee benefits	1,009	964	1,114	890	935	4.7	7.9
Occupancy expense	643	583	613	583	600	10.3	7.2
Furniture and equipment expense	245	248	235	215	223	(1.2)	9.9
Data processing	976	854	809	809	800	14.3	22.0
Directors' fees	120	131	104	114	117	(8.4)	2.6
Amortization of intangible assets	33	33	33	33	34	-	(2.9)
FDIC insurance premium expense	104	268	282	281	243	(61.2)	(57.2)
Write-downs of other real estate owned	2	66	7	39	7	(97.0)	(71.4)
Legal and professional fees	440	609	385	440	642	(27.8)	(31.5)
Other noninterest expenses	1,299	1,187	1,280	1,180	1,327	9.4	(2.1)
Total noninterest expense	9,217	9,365	9,339	8,950	9,396	(1.6)	(1.9)

Income before income taxes	3,843	3,684	3,995	3,506	3,109	4.3	23.6
Income tax expense	1,432	1,412	1,535	1,343	1,200	1.4	19.3

NET INCOME	$ 2,411	$ 2,272	$ 2,460	$ 2,163	$ 1,909	6.1	26.3

Weighted average shares outstanding - basic	12,661	12,648	12,635	12,631	12,630	0.1	0.2
Weighted average shares outstanding - diluted	12,676	12,665	12,649	12,645	12,640	0.1	0.3

Basic net income per common share	$ 0.19	$ 0.18	$ 0.19	$ 0.17	$ 0.15	5.6	26.7
Diluted net income per common share	0.19	0.18	0.19	0.17	0.15	5.6	26.7
Dividends paid per common share	0.03	0.03	0.03	0.02	0.02	-	50.0

Shore Bancshares, Inc.												Page 11 of 12
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											3Q 16	3Q 16
											compared to	compared to
	3Q 16		2Q 16		1Q 16		4Q 15		3Q 15		2Q 16	3Q 15
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 836,955	4.50%	$ 807,231	4.56%	$ 790,777	4.57%	$ 785,572	4.63%	$ 763,306	4.64%	3.7%	9.6%
Investment securities
Taxable	190,265	1.59	204,147	1.61	214,778	1.62	213,097	1.60	229,979	1.55	(6.8)	(17.3)
Tax-exempt	210	5.30	210	5.30	210	5.30	210	5.30	243	5.01	-	(13.6)
Federal funds sold	511	0.37	2,910	0.34	3,640	0.33	3,886	0.12	2,341	0.10	(82.4)	(78.2)
Interest-bearing deposits	64,164	0.50	47,147	0.50	56,109	0.51	69,963	0.27	48,361	0.25	36.1	32.7
Total earning assets	1,092,105	3.75%	1,061,645	3.80%	1,065,514	3.75%	1,072,728	3.72%	1,044,230	3.74%	2.9	4.6
Cash and due from banks	15,678		14,776		16,205		16,628		17,434		6.1	(10.1)
Other assets	52,836		54,699		57,037		56,512		57,891		(3.4)	(8.7)
Allowance for credit losses	(8,310)		(8,552)		(8,518)		(8,438)		(8,194)		(2.8)	1.4
Total assets	$ 1,152,309		$ 1,122,568		$ 1,130,238		$ 1,137,430		$ 1,111,361		2.6	3.7

Interest-bearing liabilities
Demand deposits	$ 199,116	0.12%	$ 186,137	0.12%	$ 193,087	0.12%	$ 190,237	0.13%	$ 184,471	0.13%	7.0	7.9
Money market and savings deposits	268,183	0.13	261,495	0.13	258,715	0.13	255,974	0.14	242,830	0.14	2.6	10.4
Certificates of deposit $100,000 or more	125,265	0.61	129,544	0.69	132,412	0.71	139,663	0.80	148,617	0.92	(3.3)	(15.7)
Other time deposits	147,780	0.64	151,577	0.68	153,774	0.74	158,011	0.80	163,224	0.82	(2.5)	(9.5)
Interest-bearing deposits	740,344	0.31	728,753	0.34	737,988	0.36	743,885	0.40	739,142	0.44	1.6	0.2
Short-term borrowings	7,075	0.25	5,792	0.24	6,242	0.24	6,199	0.23	6,501	0.24	22.2	8.8
Total interest-bearing liabilities	747,419	0.31%	734,545	0.34%	744,230	0.36%	750,084	0.40%	745,643	0.44%	1.8	0.2
Noninterest-bearing deposits	244,596		230,644		231,003		234,164		214,684		6.0	13.9
Accrued expenses and other liabilities	6,309		6,109		5,973		6,585		6,137		3.3	2.8
Stockholders' equity	153,985		151,270		149,032		146,597		144,897		1.8	6.3
Total liabilities and stockholders' equity	$ 1,152,309		$ 1,122,568		$ 1,130,238		$ 1,137,430		$ 1,111,361		2.6	3.7

Net interest spread		3.44%		3.46%		3.39%		3.32%		3.30%
Net interest margin		3.54%		3.57%		3.50%		3.45%		3.43%

Shore Bancshares, Inc.							Page 12 of 12
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	3Q 16	2Q 16	1Q 16	4Q 15	3Q 15	9/30/2016	9/30/2015

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 2,411	$ 2,272	$ 2,460	$ 2,163	$ 1,909	$ 7,143	$ 4,945
Net income - annualized (A)	$ 9,592	$ 9,138	$ 9,894	$ 8,581	$ 7,574	$ 9,541	$ 6,611

Net income, excluding net amortization of intangible assets	$ 2,431	$ 2,292	$ 2,480	$ 2,183	$ 1,930	$ 7,203	$ 5,006

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 9,671	$ 9,218	$ 9,975	$ 8,661	$ 7,657	$ 9,622	$ 6,693

Average stockholders' equity (C)	$ 153,985	$ 151,270	$ 149,032	$ 146,597	$ 144,897	$ 151,438	$ 143,360
Less: Average goodwill and other intangible assets	(13,063)	(13,096)	(13,129)	(13,155)	(13,182)	(13,096)	(13,215)
Average tangible equity (D)	$ 140,922	$ 138,174	$ 135,903	$ 133,442	$ 131,715	$ 138,342	$ 130,145

Return on average equity (GAAP) (A)/(C)	6.23%	6.04%	6.64%	5.85%	5.23%	6.30%	4.61%
Return on average tangible equity (Non-GAAP) (B)/(D)	6.86%	6.67%	7.34%	6.49%	5.81%	6.96%	5.14%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 9,217	$ 9,365	$ 9,339	$ 8,950	$ 9,396	$ 27,921	$ 28,400
Less: Amortization of intangible assets	(33)	(33)	(33)	(33)	(34)	(99)	(100)
Adjusted noninterest expense (F)	$ 9,184	$ 9,332	$ 9,306	$ 8,917	$ 9,362	$ 27,822	$ 28,300

Taxable-equivalent net interest income (G)	$ 9,730	$ 9,415	$ 9,273	$ 9,315	$ 9,027	$ 28,418	$ 26,289
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$ 9,730	$ 9,415	$ 9,273	$ 9,315	$ 9,027	$ 28,418	$ 26,289

Noninterest income (I)	$ 4,007	$ 4,041	$ 4,541	$ 3,638	$ 3,905	$ 12,589	$ 11,778
Adjusted noninterest income (J)	$ 3,977	$ 4,041	$ 4,541	$ 3,638	$ 3,905	$ 12,559	$ 11,778

Efficiency ratio (GAAP) (E)/(G)+(I)	67.10%	69.60%	67.61%	69.10%	72.66%	68.09%	74.61%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	67.00%	69.35%	67.37%	68.84%	72.39%	67.90%	74.34%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (K)	$ 154,835	$ 152,321	$ 150,109	$ 146,967	$ 145,887
Less: Goodwill and other intangible assets	(13,043)	(13,076)	(13,109)	(13,142)	(13,162)
Tangible equity (L)	$ 141,792	$ 139,245	$ 137,000	$ 133,825	$ 132,725

Shares outstanding (M)	12,663	12,655	12,640	12,631	12,630

Book value per common share (GAAP) (K)/(M)	$ 12.23	$ 12.04	$ 11.88	$ 11.64	$ 11.55
Tangible book value per common share (Non-GAAP) (L)/(M)	$ 11.20	$ 11.00	$ 10.84	$ 10.59	$ 10.51

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$ 154,835	$ 152,321	$ 150,109	$ 146,967	$ 145,887
Less: Goodwill and other intangible assets	(13,043)	(13,076)	(13,109)	(13,142)	(13,162)
Tangible equity (O)	$ 141,792	$ 139,245	$ 137,000	$ 133,825	$ 132,725

Assets (P)	$ 1,157,866	$ 1,125,690	$ 1,131,175	$ 1,135,143	$ 1,117,813
Less: Goodwill and other intangible assets	(13,043)	(13,076)	(13,109)	(13,142)	(13,162)
Tangible assets (Q)	$ 1,144,823	$ 1,112,614	$ 1,118,066	$ 1,122,001	$ 1,104,651

Period-end equity/assets (GAAP) (N)/(P)	13.37%	13.53%	13.27%	12.95%	13.05%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	12.39%	12.52%	12.25%	11.93%	12.02%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: For further information contact: Edward Allen, Chief Financial Officer, 410-763-7800